EXHIBIT 99.1
                                 ------------
           Computational Materials prepared by Goldman, Sachs & Co.
             in connection with GSAA Home Equity Trust 2005-MTR1,
                  Asset-Backed Certificates, Series 2005-MTR1

                                 GSAA-05-MTR1
                                     TOTAL

Total Number of Loans                                                        882
Total Loan Balance                                                   439993317.9
Average Loan Balance                                                  498858.637
WA CLTV (w/o Silent Seconds)                                              93.915
WAC                                                                        5.967
WA FICO                                                                  724.393
WALA                                                                       1.658
WAM                                                                      358.792
Fxd Rate                                                                       0
IOs                                                                       96.186
MH                                                                             0
1st Lien                                                                     100
2nd Lien                                                                       0
Occupancy--OO                                                             82.851

Doc Type--Full/Alternative                                                 8.417
Stated Doc                                                                 78.94
Cash Out Refi                                                              26.09
Purchase                                                                  68.023

Loans with silent seconds :
% of Portfolio w/ SS                                                      67.105
$ amount                                                          295,258,798.48
# of First Liens w/  SS                                                      611
CLTV of Total Portfolo (that includes silent 2nds)                        85.959

California                                                                84.022
Prepay Penalties                                                          88.263
Pre-Funding Balance                                                            0
Expected Final Pool                                                            -

                                 Mortgage Rate

                                        Balance
                                        -------
4.001 - 4.500                        917,000.00                            0.208
4.501 - 5.000                     20,477,840.94                            4.654
5.001 - 5.500                     77,227,297.42                           17.552
5.501 - 6.000                    158,818,204.01                           36.096
6.001 - 6.500                    131,697,807.46                           29.932
6.501 - 7.000                     44,182,868.07                           10.042
7.001 - 7.500                      3,224,300.00                            0.733
7.501 - 8.000                      1,628,000.00                             0.37
8.001 - 8.500                      1,820,000.00                            0.414







--------------------------------------------------------------------------------
                                    439,993,318                          100.001
--------------------------------------------------------------------------------


                                 Gross Margin
                                        Balance
                                        -------
1.501 - 2.000                        750,000.00                             0.17
2.001 - 2.500                    177,260,035.96                           40.287
2.501 - 3.000                     82,581,425.75                           18.769
3.001 - 3.500                    176,253,126.19                           40.058
4.501 - 5.000                      3,148,730.00                            0.716














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                                    439,993,318                              100
--------------------------------------------------------------------------------

                               ARM Maximum Rate
                                        Balance
                                        -------
FIXED
10.001 - 10.500                   12,039,792.02                            2.736
10.501 - 11.000                   32,322,990.25                            7.346
11.001 - 11.500                   65,733,705.40                            14.94
11.501 - 12.000                  146,075,054.70                           33.199
12.001 - 12.500                  131,466,607.46                           29.879
12.501 - 13.000                   45,682,868.07                           10.383
13.001 - 13.500                    3,224,300.00                            0.733
13.501 - 14.000                    1,628,000.00                             0.37
14.001 - 14.500                    1,820,000.00                            0.414












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                                    439,993,318                              100
--------------------------------------------------------------------------------

                               ARM Minimum Rate
                                        Balance
                                        -------
1.501 - 2.000                        750,000.00                             0.17
2.001 - 2.500                    177,260,035.96                           40.287
2.501 - 3.000                     82,581,425.75                           18.769
3.001 - 3.500                    176,253,126.19                           40.058
4.501 - 5.000                      3,148,730.00                            0.716














--------------------------------------------------------------------------------
                                    439,993,318                              100
--------------------------------------------------------------------------------

                              Unpaid % of Pool by
                              Principal Principal

Initial Cap (%)                     Balance ($)                        Balance %
1                                100,579,090.30                           22.859
2                                  3,806,730.00                            0.865
5                                 22,597,141.33                            5.136
6                                312,260,356.27                           70.969
12                                   750,000.00                             0.17
Total:

--------------------------------------------------------------------------------
                                    439,993,318                           99.999
--------------------------------------------------------------------------------

                                                    Unpaid
                             Number of                                 Principal
Periodic Cap (%)             Loans                                   Balance ($)
1                                101,710,490.30                           23.116
1.625                                750,000.00                             0.17
2                                337,532,827.60                           76.713



--------------------------------------------------------------------------------
                                    439,993,318                              100
--------------------------------------------------------------------------------

                         CLTV's (w/0 Silent Seconds)
                                        Balance
                                        -------
0.001 - 50.000                     7,084,672.77                            4.895
50.001 - 60.000                   13,634,529.08                             9.42
60.001 - 70.000                   47,862,522.22                           33.069
70.001 - 75.000                   33,943,050.02                           23.452
75.001 - 80.000                   41,944,814.11                           28.981
85.001 - 90.000                      136,800.00                            0.095
90.001 - 95.000                      128,131.22                            0.089





--------------------------------------------------------------------------------
                                    144,734,519                          100.001
--------------------------------------------------------------------------------

                                 Credit Scores
                                        Balance
                                        -------
620.000 - 639.999                  1,350,000.00                            0.307
640.000 - 659.999                  4,671,736.71                            1.062
660.000 - 679.999                 46,848,038.23                           10.647
680.000 - 699.999                 90,266,642.36                           20.515
700.000 - 719.999                 79,905,559.63                           18.161
720.000 - 739.999                 61,194,556.91                           13.908
740.000 - 759.999                 54,260,601.26                           12.332
760.000 - 779.999                 55,471,214.72                           12.607
780.000 - 799.999                 33,201,595.00                            7.546
800.000 - 819.999                 12,823,373.08                            2.914





--------------------------------------------------------------------------------
                                    439,993,318                           99.999
--------------------------------------------------------------------------------

DTI                              UPB                                     %
<= 0.000                          55,822,828.75                           12.687
0.001 - 10.000                     1,597,077.93                            0.363
10.001 - 20.000                   18,126,603.93                             4.12
20.001 - 30.000                   90,051,984.55                           20.467
30.001 - 40.000                  220,490,194.25                           50.112
40.001 - 50.000                   53,767,828.49                            12.22
50.001 - 60.000                      136,800.00                            0.031





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                                    439,993,318                              100
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                                 Loan Balance
                                        Balance
                                        -------

                                      % of Pool
Original Principal             Unpaid Principal
Balance ($)                          Balance ($)
0.01 - 50,000.00                      92,950.00                            0.021
50,000.01 - 100,000.00               791,772.28                             0.18
100,000.01 - 150,000.00            3,917,144.38                             0.89
150,000.01 - 200,000.00            7,902,966.45                            1.796
200,000.01 - 250,000.00           17,442,914.59                            3.964
250,000.01 - 275,000.00            8,550,024.79                            1.943
275,000.01 - 350,000.00           32,862,263.57                            7.469
350,000.01 - 400,000.00           32,777,050.66                            7.449
400,000.01 - 450,000.00           35,177,026.34                            7.995
450,000.01 - 500,000.00           33,465,358.21                            7.606
500,000.01 - 550,000.00           27,945,055.72                            6.351
550,000.01 - 600,000.00           31,217,102.00                            7.095
600,000.01 - 750,000.00           68,764,189.76                           15.628
750,000.01 - 850,000.00           23,949,450.11                            5.443
850,000.01 - 950,000.00           15,527,708.17                            3.529
950,000.01 - 1,000,000.00         41,530,603.90                            9.439
1,000,000.01 - 1,250,000.00       18,538,945.97                            4.213
1,250,000.01 - 1,500,000.00       28,153,291.00                            6.399
1,500,000.01 >=                   11,387,500.00                            2.588








--------------------------------------------------------------------------------
                                    439,993,318                           99.998
--------------------------------------------------------------------------------

                                Occupancy Types
                                        Balance
                                        -------
NON OWNER                         62,853,802.45               14.285
OWNER OCCUPIED                   364,540,973.34               82.851
SECOND HOME                       12,598,542.11                2.863

--------------------------------------------------------------------------------
                                    439,993,318                           99.999
--------------------------------------------------------------------------------

                                   Loan Term
                                        Balance                                %
                                        -------
336                                  185,000.00                            0.042
360                              439,808,317.90                           99.958





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                                    439,993,318                              100
--------------------------------------------------------------------------------

                                 Loan Purpose
                                        Balance
                                        -------
CASHOUT REFI                     114,792,983.56                            26.09
PURCHASE                         299,297,759.34                           68.023
RATE/TERM REFI                    25,902,575.00                            5.887


--------------------------------------------------------------------------------
                                    439,993,318                              100
--------------------------------------------------------------------------------

                                 Product Type
                                        Balance
                                        -------
ARMS                             439,993,317.90                              100

--------------------------------------------------------------------------------
                                    439,993,318                              100
--------------------------------------------------------------------------------

                                 Interest Only
                                        Balance
                                        -------
1 MONTH ARM                        6,273,815.33                            1.482
10 YEAR ARM                       18,280,271.10                            4.319
3 YEAR ARM                        35,137,201.85                            8.303
5 YEAR ARM                       263,981,614.14                           62.376
6 MONTH ARM                       93,151,091.26                           22.011
7 YEAR ARM                         6,387,911.91                            1.509





--------------------------------------------------------------------------------
                                    423,211,906                              100
--------------------------------------------------------------------------------

                                 Hybrid Types
                                        Balance
                                        -------
1 MONTH ARM                        6,273,815.33                            1.426
10 YEAR ARM                       18,714,423.34                            4.253
3 YEAR ARM                        35,768,351.27                            8.129
5 YEAR ARM                       276,173,266.94                           62.768
6 MONTH ARM                       96,356,274.97                           21.899
7 YEAR ARM                         6,707,186.05                            1.524








--------------------------------------------------------------------------------
                                    439,993,318                              100
--------------------------------------------------------------------------------

                                 Property Type
                                        Balance
                                        -------
2-4 FAMILY                        39,354,012.84                            8.944
CONDO                             49,055,392.65                           11.149
CO-OP                                136,800.00                            0.031
PUD                               62,318,586.85                           14.164
SINGLE FAMILY                    289,128,525.56                           65.712




--------------------------------------------------------------------------------
                                    439,993,318                              100
--------------------------------------------------------------------------------

                                 Documentation
                                        Balance
                                        -------
FULL/ALT                          37,035,084.97                            8.417
NO DOC/NINA/NO RATIO              55,626,202.95                           12.643
STATE INCOME/STATED ASSET          8,961,079.53                            2.037
STATED INCOME/VERIFIED ASSET     338,370,950.45                           76.904






--------------------------------------------------------------------------------
                                    439,993,318                          100.001
--------------------------------------------------------------------------------

                                 Lien Priority
                                     Balance
                                     -------
1                                439,993,317.90                              100


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                                    439,993,318                              100
--------------------------------------------------------------------------------

                              Mortgage Insurance
Mortgage Insurance                      264,931                            6.00%
Not Insured

Coverage Down to:

--------------------------------------------------------------------------------
                                        264,931                             0.06
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                     Originator                         Servicer
                                     ----------                         --------
[Names of originators & servicers]
                                    METROCITIES                            CHASE





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                        Geographic Distribution-States
State                                   Balance
                                        -------
AK                                   811,200.00                            0.184
AZ                                12,677,416.79                            2.881
CA                               369,690,725.74                           84.022
CO                                 1,963,215.22                            0.446
CT                                   634,000.00                            0.144
FL                                16,401,341.11                            3.728
GA                                 1,548,985.98                            0.352
HI                                   808,000.00                            0.184
ID                                   463,274.14                            0.105
IL                                 1,802,000.00                             0.41
IN                                   536,000.00                            0.122
KS                                    79,909.56                            0.018
KY                                   359,900.00                            0.082
MA                                 1,217,147.10                            0.277
ME                                   421,168.01                            0.096
NC                                 3,934,548.94                            0.894
NJ                                 3,957,950.00                              0.9
NM                                   148,000.00                            0.034
NV                                 8,552,833.48                            1.944
NY                                 4,073,469.73                            0.926
OR                                   334,578.59                            0.076
SC                                 2,436,400.00                            0.554
TN                                   308,750.00                             0.07
TX                                 1,684,992.00                            0.383
UT                                   870,801.46                            0.198
VA                                 3,026,291.00                            0.688
WA                                 1,250,419.05                            0.284









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                                    439,993,318                              100
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                         Geographic Distribution-MSAs
MSA                                     Balance
                                        -------